UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STRATCAP DIGITAL INFRASTRUCTURE REIT, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This supplement (the “Proxy Supplement”) updates the Definitive Proxy Statement, dated November 14, 2025 (the “Proxy Statement”), previously furnished to stockholders of StratCap Digital Infrastructure REIT, Inc., a Maryland corporation (the “Company”), in connection with the Company’s 2025 Annual Meeting of Stockholders to be held on December 19, 2025 at 10:00 a.m. local time at 30 Rockefeller Plaza, Suite 2050, New York, NY 10112. This Proxy Supplement is being filed solely to (i) correct that, as of the close of business on the record date of November 14, 2025, there were 11,670,918 shares of our common stock outstanding, and (ii) correct an administrative oversight on the sample proxy card in the “Proxy Voting Instructions” section pursuant to which stockholders can cast their votes online. The correct link is https://fcrvote.com/stratcap/. Accordingly, the Company is providing a revised proxy card to its stockholders as of the record date. Except as described herein, this Proxy Supplement does not modify, amend, supplement, or otherwise affect the Proxy Statement.

Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. As a stockholder of StratCap Digital Infrastructure REIT, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 PM Eastern Time on December 18, 2025. t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t STRATCAP DIGITAL INFRASTRUCTURE REIT, INC. ANNUAL MEETING OF STOCKHOLDERS DECEMBER 19, 2025 AT 10:00 A.M. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STRATCAP DIGITAL INFRASTRUCTURE REIT, INC. The undersigned stockholder of StratCap Digital Infrastructure REIT, Inc., a Maryland corporation, hereby appoints James Condon, President and Chief Executive Officer, and Michael Weidner, Chief Financial Officer and Treasurer, (together, the “Named Proxies”), and each of them, as proxy for the undersigned, each with the power to appoint his substitute, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of StratCap Digital Infrastructure REIT, Inc. to be held on December 19, 2025 at 10:00 a.m. Eastern Time, at 30 Rockefeller Plaza, Suite 2050, New York, NY 10112, (the “Annual Meeting”) and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the proxy statement for the Annual Meeting, which includes a Notice of Annual Meeting of Stockholders, and revokes any proxy heretofore given with respect to such meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature_____________________________________________________ Date_________________________________________________________ Title__________________________________________________________ Signature (Joint Owners)______________________________________ NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. Address change: If you noted any address changes above, please mark box. o CONTROL NUMBER Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX Internet: https://fcrvote.com/stratcap/ • Cast your vote online • Have your Proxy Card ready • Follow the instructions to record your vote Phone: 1-866-402-3905 • Use any touch tone telephone • Have your Proxy Card ready • Follow the recorded instructions Live Agent: 1-855-206-1377 • Speak to a live agent and vote on a recorded line Mail: • Mark, sign and date your Proxy Card • Detach and return your Proxy Card in the postage-paid envelope provided Scan QR Code for Digital Voting

2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. FOR o AGAINST o ABSTAIN o Please mark your votes like this 1. To consider and vote upon the election of nine directors to hold office until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify. NOMINEES: FOR WITHHOLD (1) James Condon o o (2) Daniel Green o o (3) Kate Mitchell o o (4) Jeff Hersh o o (5) Kimberly Arth o o (6) Isiah Thomas o o (7) Simon Mitchell o o (8) Andrew Selim o o (9) Adam Baxter o o This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” all nominees listed in Proposal 1 and “FOR” Proposal 2, The proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn or postpone the Annual Meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the December 19, 2025 meeting date. You are encouraged to specify your choice by marking the appropriate box below. The Named Proxies cannot vote your shares unless you sign and return this card. t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 19, 2025: The Proxy Statement is available at https://web.viewproxy.com/stratcap/2025